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                                                                      EXHIBIT 23



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in this Amendment No. 2 of Registration Statement No. 333-13499 of Simula, Inc. on Form S-3 of our report dated March 20, 1997, appearing and incorporated by reference in the Form 10-K of Simula, Inc. for the year ended December 31, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP


Phoenix, Arizona



March 31, 1997